UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2017

______________

CoroWare, Inc.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 108th Avenue Northeast, Suite 1900
Bellevue, WA 98004
 (Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

______________

Copies to:

Gary L. Blum, Esq.
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
Phone: (213) 381-7450
Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Despite issuing a Report on Form 8-K on October 28, 2016, asserting that the Board of Directors of CoroWare, Inc. (“Company’) intended to wind down the operations of the Company and its subsidiaries, the Company has instead since the aforesaid date continued its operations and has pursued and has been presented with various joint venture opportunities with private companies engaged in shipping, logistics and related services and products.

On January 7, 2017, the Board of Directors authorized its management team to pursue joint venture opportunities through CoroWare, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: January 11, 2017	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer